Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Herbst Gaming, Inc. (the “Company”) for the quarter ended March 31, 2010, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Troy D. Herbst, as Chief Executive Officer of the Company, and Mary E. Higgins, as Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)         The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Troy D. Herbst
Troy D. Herbst
Chief Executive Officer
May 12, 2010

/s/ Mary E. Higgins
Mary E. Higgins
Chief Financial Officer
May 12, 2010

The foregoing certification is being furnished solely pursuant to 18 U.S.C. § 1350 subject to the knowledge standard contained therein, and not for any other purpose.